EXHIBIT 99.1

Presentation Materials dated September 10, 2008

Lehman Brothers

Financial Services Conference

September 10, 2008

Philip R. Sherringham

President & CEO

Paul D. Burner

Senior Executive Vice President & CFO

Forward-Looking Statement

Certain comments made in the course of this presentation by People’s United Financial are forward-looking in nature. These include all statements about People’s United Financial’s operating results or financial position for periods ending or on dates occurring after June 30, 2008 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions. These comments represent management’s current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.

All forward-looking statements are subject to risks and uncertainties that could cause People’s United Financial’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; and (10) the successful integration of Chittenden Corporation. People’s United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Corporate Overview

Snapshot, as of June 30, 2008

People’s United Financial, Inc. NASDAQ: PBCT

Market Capitalization (9/3/08): $ 6.3 billion, #19

Assets: $ 20.4 billion, #32

Loans: $ 14.2 billion, #31

Deposits: $ 14.5 billion, #28

Branches: > 300

ATMs: > 440

Employees (FTE): ~ 4,500

Founded: 1842

3

People’s United Footprint

Diversified footprint with 300+ branches and nearly $15 billion in deposits across six states

Market % of

Branches Share Deposits

CT 158 #3 60

Fairfield Ct. 64 #1 33

VT 52 #1 18

NH 38 #4 9

MA 20 #17 7

ME 33 #7 6

NY 3 N/A -

Considerable scarcity value as only major independent bank with presence across Northeast

4

Investment Thesis

PBCT’s strong capital position and disciplined emphasis on credit performance provide an important measure of safety in the current environment.

The ability to leverage the capital raised in 2007 positions us well for future expansion.

Why own People’s United? …

Strong balance sheet with significant capital surplus

Exceptional credit quality

Significant and very low cost deposit market share

Committed to maximizing long-term earnings power and shareholder value

5

Investment Thesis

Our focus on long-term earnings optimization translates into:

Things we do:

Continue to focus on self-originated middle market commercial loans while retaining our underwriting discipline

Continue to use our securities & short-term investments portfolio solely as a temporary store of excess capital, while not stretching for temporary spread income

Remain primarily funded with equity and deposits

Strive to keep our expense structure lean

Remain vigilant as we explore acquisition opportunities, to ensure any deal improves long-term earnings and shareholder value

Things we don’t do:

Originate sub-prime or Alt-A loans

Originate option ARMs, negative amortization loans, or teaser-rate loans

Have SIV exposure or CDOs on the balance sheet

Make high-risk structured investments

Leverage the balance sheet using wholesale funding to purchase loans or securities (no carry trade)

6

Commercial Banking

People’s United remains focused on growing core middle market commercial loans and deposits

Average C&I lending increased 12% annualized in 2Q08

Spreads are benefiting as competitors pull back

Fee income growth initiatives are underway

Experienced management team provides local knowledge and decision making, successfully attracting talent and customers from competitors

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Well Balanced Commercial Portfolio

As of June 30, 2008

Total Portfolio $8.8 billion

Land 3%

SNC 8% PCLC 12%

Commercial

Real Estate $4.9 billion CRE1 51% General C&I

29%

Other 13%

Retail 23% Hospitality 11%

Residential Office 17% 20%

Industrial 13%

(1)	Includes the Commercial Real Estate portion of the Shared National Credit portfolio of $324 million
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Construction Lending Detail

Our Construction exposure is modest at less than 7% of the total loan portfolio, and is a diverse mix of geographies and sectors.

Total Construction Portfolio $944 million As of June 30, 2008

By Geography By Sector

Connecticut / 12% New York Credits Other 38% Geographies National FL - 5% 8% Other New

NY - 8% England

- 29% Shared W A

Total Loans $14.4 billion

Retail 14%

Office Residential 13% 52% Land 11% 10% Other

Commercial Asset Quality

Asset quality has remained stable, with the increase in NPAs in 2008 fully attributed to the addition of the former Chittenden franchise

2.0% 1.0% 0.0%

9/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007

12/ 31/2 007 3/ 31/2008 6/ 30/2008

Delinq. NPAs NCO

Retail & Small Business

Core transaction deposit growth and high-quality consumer lending expansion will allow a continued focus on margin management

Demand-deposits increased almost 3.5% annualized in 2Q08

Average cost of time deposits decreased 0.68%

Stop & Shop relationship expanded to Maine

Retail-focused branch experience expanded to northern New England, and the former Chittenden small business model expanded throughout the franchise.

High Quality Consumer Portfolio

As of June 30, 2008

Total Portfolio $5.5 billion

Residential Mortgage Portfolio

Credit Statistics

Weighted Average:1

Loan to value 51%

FICO scores 733

Net charge-offs: 0.00%

Non-accrual: 0.52%

Other 1%

1-4 Family Residential 63%

Home Equity Loans & Lines 32% Indirect Auto 4%

Home Equity Portfolio

Credit Statistics

Weighted Average:1

Combined LTV 55%

FICO scores 750

Net charge-offs: 0.05%

Non-accrual: 0.16%

(1)	Excludes the impact of the former Chittenden Corp.

Consumer Asset Quality

The consumer portfolio continues to experience very low levels of NCO’s

Consumer, ex. 1-4 Family residential 1-4 Family residential only

2.0% 1.0% 0.0%

9/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008

Delinq. NPAs NCO

2.0% 1.0% 0.0%

9/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008

Delinq. NPAs NCO

Stop & Shop Partnership

The Stop & Shop partnership allows People’s United to provide extended hours and convenience while limiting cost

Complementary to the traditional branch network

Exclusive partnership with the leading grocery chain in CT

Recent expansion to Maine with the opening of Kennebunk

Full-service branches that now account for:

55% of new retail checking and savings accounts

41% of new commercial checking accounts

32% of home equity loan originations

Wealth Management

Wealth Management offers significant growth potential as services are expanded across the franchise

Offer a full array of services to businesses and individuals

Expand brokerage and asset management across the People’s United footprint

Continue to grow individual and business relationships through private banking, brokerage and retirement planning services

Focus on offering insurance services to commercial customers

Second Quarter 2008 Results

The quarter was characterized by solid asset quality and a strong capital position

Net income of $43.0 million or $0.13 per share ROTA of 0.91%

Net interest margin of 3.56%

Progress toward identified expense reductions

Net loan charge-offs of 0.07% of average loans

Average Earning Asset Mix

We continue to hone our focus on core commercial and consumer lending, while excess capital is safely held in liquid investments

2Q 07 2Q 08

Residential Commercial Mortgage Banking 29% 34%

Securities & Investments 10% 27%

Home Equity

Residential Mortgage Commercial 21% Banking 49% Securities & Investments 19%

11%

Home Equity 17

Average Funding Mix

Our assets are funded nearly entirely with deposits and equity, which reinforces our fortress balance sheet.

2Q 07 Sub-debt / Sub-debt / 2Q 08 Other Other

1% 1%

Stockholders’ Equity 30%

Demand Deposits 16%

Stockholders’ Equity

Interest-bearing 26% Interest-bearing Deposits Deposits 53% 57% Demand Deposits 16% 18

Net Interest Margin

3.75% 3.80%

3.67%

3.56% 3.24%Bank

CapitalMargin Core

Excess Blended 2.08%

1Q08 2Q08

Excess capital has a disproportionate impact on the margin and results in an overall greater asset sensitivity for the total balance sheet

Non-Interest Income

Fee income continues to diversify and grow as a percentage of revenues, with an increased emphasis on wealth management post-Chittenden

2Q 07

$45.5 million

BOLI

6% Gain on loans 2%

Other 12% Service charges Inv. Mgt.

51% 7%

Insurance Wealth 14% management 29%

Brokerage commissions 8%

2Q 08

$73.4 million

Merchant BOLI processing 2%

Gain on loans 10% 3%

Other 11% Service charges Inv. Mgt.

44% 13%

Wealth Insurance management 11% 30%

Brokerage commissions 6%

Efficiency Ratio

Percent

66.3

65.0

57.4

53.3 52.8

Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008

While we remain committed to achieving a lower efficiency ratio, this will take time given:

Lower interest income from our excess capital in the current rate environment

The long-term displacement of investment securities with loans, which has eliminated any carry trade

Acquisition Strategy

We continue to feel properly priced, opportunistic acquisitions can significantly enhance shareholder value, assuming the following:

Commercially-oriented franchises with a strong core deposit base

Attractive markets of the Northeast United States, including contiguous, in-market and new markets

Ability to leverage PBCT excellent credit standards

Generate an IRR approaching 20%

Conclusion

People’s United remains committed to continuing to increase shareholder value

Shareholders are protected by continued strength in underwriting and asset quality

Significant capital reserves will be used primarily to fund future growth

Management is aligned with shareholders

Will continue to maintain focus on driving financial performance

For more information, investors may contact:

Jared Shaw (203) 338-4130 jared.shaw@peoples.com